UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K
___________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 21, 2025

Investar Holding Corporation
(Exact name of registrant as specified in its charter)

Louisiana	001-36522	27-1560715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10500 Coursey Boulevard
Baton Rouge, Louisiana 70816
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (225) 227-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value per share	ISTR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

At the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of Investar Holding Corporation (the “Company”), held on May 21, 2025, three proposals were submitted to a vote of security holders. Of the 9,820,633 shares of the Company’s common stock outstanding as of the record date, 7,946,653 shares were represented at the Annual Meeting.

Proposal No. 1: Election of 11 Directors

Each of the director nominees listed below was elected to serve as a member of the Company’s board of directors, each to serve a one-year term. The shareholders’ voting results are set forth below.

Nominee	For	Withhold	Broker Non-Votes
John J. D’Angelo	6,264,881	171,836	1,509,936
Scott G. Ginn	6,181,899	254,818	1,509,936
William H. Hidalgo, Sr.	6,174,535	262,182	1,509,936
Rose J. Hudson	6,266,504	170,213	1,509,936
Gordon H. Joffrion, III	6,170,450	266,267	1,509,936
Robert Chris Jordan	6,111,286	325,431	1,509,936
Julio A. Melara	6,053,697	383,020	1,509,936
Suzanne O. Middleton	6,190,018	246,699	1,509,936
Andrew C. Nelson, M.D.	6,020,259	416,458	1,509,936
Frank L. Walker	6,168,880	267,837	1,509,936
James E. Yegge, M.D.	6,134,900	301,817	1,509,936

Proposal No. 2: Ratification of the Appointment of Horne LLP as the Company’s Independent Registered Public Accounting Firm for the 2025 Fiscal Year

The proposal to ratify the appointment of Horne LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year was approved. The shareholders’ voting results are set forth below.

For	Against	Abstain
7,551,451	217,276	177,926

Proposal No. 3: Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers

The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved. The shareholders’ voting results are set forth below.

For	Against	Abstain	Broker Non-Votes
6,110,143	171,536	155,038	1,509,936

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTAR HOLDING CORPORATION

Date: May 22, 2025	By:	/s/ John J. D’Angelo
John J. D’Angelo
President and Chief Executive Officer